DEAN HELLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Incorporation
(PURSUANT TO NRS 78)

Filed in the office of	Document Number 20070553484-18
Ross Miller, Secretary of State, State of Nevada	Filing Date and Time 08/10/2007 5:48 AM
	Entity Number E0574982007-0

Important. Read attached instructions before completing form. ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation:	SUNGRO MINERALS INC.
2. Resident Agent Name and Street Address: (must be a Nevada address where process may be served)	Business First Formations, Inc. (Name) 3990 Warren Way, Reno, NEVADA 89509 (Street Address, City, Zip Code) 3702 S. VIRGINIA STREET, STE. G12-401, RENO, NV 89502 (Optional Mailing Address, City, State, Zip Code)
3. Shares: (number of shares corporation authorized to issue)	Number of shares with par value: 75,000,000 Par value: $ .001 Number of shares without par value: 0
4. Names & Addresses, of Board of Directors/Trustees: (attach additional page if there is more than 3 directors/trustees)	1. Mal Bains (Name) 2008 - 7445 132nd Street, Surrey, B.C., Canada, V3W 5S8 (Street Address, City, State, Zip Code) 2. Name / Street Address / City / State / Zip Code 3. Name / Street Address / City / State / Zip Code
5. Purpose: (optional-see instructions)	The purpose of this Corporation shall be: To engage in any lawful activity provided for a corporation organized under the provisions of NRS 78.
6. Names, Address and Signature of Incorporator. (attach additional page if there is more than 1 incorporator)	Megan Hughes, for Business First Formations, Inc. (Name) — Signature: Megan Hughes for BusFirstFrmtns. Inc 3702 South Virginia Street, Ste. G12-401, Reno, Nevada, 89502-6030 (Address, City, State, Zip Code)
7. Certificate of Acceptance of Appointment of Resident Agent:	I hereby accept appointment as Resident Agent for the above named corporation. Megan Hughes for BusFrst Frmtns. Inc — Authorized Signature of R. A. or On Behalf of R. A. Company Date: August 9, 2007

This form must be accompanied by appropriate fees. See attached fee schedule.

I hereby certify that the within instrument is a true and correct copy of the instrument of which it purports to be a true copy.
Given under my hand and the seal of office this 7 day of 5 A.D., 2009

A Notary Public in and for the Province of British Columbia

CONRAD Y. NEST
Barrister & Solicitor
CLARK WILSON LLP
800 - 885 WEST GEORGIA STREET
VANCOUVER, B.C. V6C 3H1
Telephone: (604) 687-5700

Nevada Secretary of State Form 78 ARTICLES 2003
Revised on: 09/29/03

ARTICLES OF INCORPORATION
(PURSUANT TO NRS 78)
STATE OF NEVADA
SECRETARY OF STATE

ARTICLE 1
NAME

The name of the corporation is: **SUNGRO MINERALS INC.**

ARTICLE 2
RESIDENT AGENT

The resident agent for this Corporation shall be: Business First Formations, Inc.

The address of said agent, and, the registered or statutory address of this Corporation in the state of Nevada, shall be: 3990 Warren Way, Reno, Nevada 89509.

This Corporation may maintain an office, or offices, in such other place within or without the state of Nevada as may be from time to time designated by the Board of Directors, or by the bylaws of this Corporation, and that this Corporation may conduct all Corporation business of every kind and nature, including the holding of all meetings of Directors and Stockholders, outside the state of Nevada as well as within the state of Nevada.

ARTICLE 3
NUMBER OF SHARES THE CORPORATION IS AUTHORIZED TO ISSUE

The aggregate number of shares that the Corporation will have authority to issue is Seventy-Five Million (75,000,000) shares of common stock, with a par value of $0.001 per share. Said shares may be issued by the Corporation from time to time for such considerations as may be fixed by the Board of Directors.

ARTICLE 4
BOARD OF DIRECTORS

The governing board of this Corporation shall be known as directors, and the number of directors may from time to time be increased or decreased in such manner as shall be provided by the bylaws of this Corporation, providing that the number of directors shall not be reduced to fewer than one (1).

The name and post office address of the first board of Directors shall be listed as follows:

Name	Address
Mal Bains	2008 – 7445 132nd Street Surrey, B.C. V3W 5S8 Canada

ARTICLE 5
PURPOSE OF CORPORATION

The objects for which this Corporation is formed are to engage in any lawful activity provided for a corporation organized under the provisions of NRS 78.

ARTICLE 6
ACQUISITION OF CONTROLLOING INTEREST and
COMBINATIONS OF INTERESTED STOCKHOLDERS

The Corporation elects not to be governed by the terms and provisions of Sections 78.378 through 78.3793, inclusive, and Sections 78.411 through 78.444, inclusive, of the Nevada Revised Statutes, as the same may be amended, superseded, or replaced by any successor section, statute, or provision. No amendment to these Articles of Incorporation, directly or indirectly, by merger or consolidation or otherwise, having the effect of amending or repealing any of the provisions of this paragraph shall apply to or have any effect on any transaction involving acquisition of control by any person or any transaction with an interested stockholder occurring prior to such amendment or repeal.

ARTICLE 7
OTHER MATTERS

7.1 Stock Not Subject to Assessment. The capital stock, after the amount of the subscription price, or par value, has been paid in, shall not be subject to assessment to pay the debts of the Corporation.

7.2 Perpetual Existence. The Corporation is to have perpetual existence.

7.3 Powers of Board of Directors. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized:

(A) Subject to the bylaws, if any, adopted by the Stockholders, to make, alter or amend the bylaws of the Corporation.

(B) To fix the amount to be reserved as working capital over and above its capital stock paid in; to authorize and cause to be executed, mortgages and liens upon the real and personal property of this Corporation.

(C) By resolution passed by a majority of the whole Board, to designate one (1) or more committees, each committee to consist of one or more of the Directors of the Corporation, which, to the extent provided in the resolution, or in the bylaws of the Corporation, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation. Such committee, or committees, shall have such name, or names, as may be stated in the bylaws of the Corporation, or as may be determined from time to time by resolution adopted by the Board of Directors.

(D) When and as authorized by the affirmative vote of the Stockholders holding stock entitling them to exercise at least a majority of the voting power given at a Stockholders meeting called for that purpose, or when authorized by the written consent of the holders of at least a majority of the voting stock issued and outstanding, the Board of Directors shall have power and authority at any meeting to sell, lease or exchange all of the property and assets of the Corporation, including its good will and its corporate franchises, upon such terms and conditions as its board of Directors deems expedient and for the best interests of the Corporation.

7.4 Stockholders Have No Subscription Rights. No Stockholder shall be entitled as a matter of right to subscribe for or receive additional shares of any class of stock of the Corporation, whether now or hereafter authorized, or any bonds, debentures or securities convertible into stock, but such additional shares of stock or other securities convertible into stock may be issued or disposed of by the Board of Directors to such persons and on such terms as in its discretion it shall deem advisable.

7.5 Stockholders Meetings. Meeting of Stockholders may be held outside the State of Nevada, if the bylaws so provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Nevada at such place or places as may be designated from time to time by the Board of Directors or in the bylaws of the Corporation.

7.6 Limitation of Director's Liabilities. No director or officer of the Corporation shall be personally liable to the Corporation or any of its Stockholders for damages for breach of fiduciary duty as a director or officer involving any act or omission of any such director or officer; provided, however, that the foregoing provision shall not eliminate or limit the liability of a director or officer (i) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (ii) the payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes. Any amendment to or repeal of this Article shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation for acts or omissions prior to such amendment or repeal.

7.7 Indemnification of Directors. To the fullest extent permitted by the bylaws and Nevada law, this Corporation is authorized to indemnify any of its directors. The Board of Directors shall be entitled to determine the terms of indemnification, including advance of expenses, and to give effect thereto through the adoption of bylaws, approval of agreements, or by any other manner approved by the Board of Directors. Any amendment to or repeal of this Article shall not adversely affect any right of an individual with respect to any right to indemnification arising prior to such amendment or repeal.

7.8 Amendment of Articles of Incorporation. This Corporation reserves the right to amend, alter, change or repeal any provision contained in the Articles of Incorporation, in the manner now or hereafter prescribed by statute, or by the Articles of Incorporation, and all rights conferred upon Stockholders herein are granted subject to this reservation.

ARTICLE 8
SIGNATURE OF INCORPORATOR

The signature, name and address of the Incorporator signing the Articles of Incorporation is as follows:

August 9, 2007
Date

for Bus First Fmtns INC

Megan Hughes, for Business First Formations, Inc.
3702 South Virginia Street, Suite #G12-401
Reno, NV 89502-6030

I, Megan Hughes, for Business First Formations, Inc., hereby accept as Resident Agent for the previously named Corporation.

August 9, 2007
Date

for Bus First Fmtns Inc

Megan Hughes, for Business First Formations, Inc.

SECRETARY OF STATE

THE GREAT SEAL OF THE STATE OF NEVADA

STATE OF NEVADA

CORPORATE CHARTER

I, ROSS MILLER, the duly elected and qualified Nevada Secretary of State, do hereby certify that **SUNGRO MINERALS INC.**, did on August 10, 2007, file in this office the original Articles of Incorporation; that said Articles of Incorporation are now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said Articles contain all the provisions required by the law of said State of Nevada.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on August 15, 2007.

[signature]

ROSS MILLER
Secretary of State

By [signature]

Certification Clerk

I hereby certify that the within instrument is a true and correct copy of the instrument of which it purports to be a true copy.
Given under my hand and seal of office this 7th day of July, 20 09

[signature]

A Commissioner for taking affidavits in and for the Province of British Columbia

CONRAD Y. NEST
Barrister & Solicitor
CLARK WILSON LLP
800 - 885 WEST GEORGIA STREET
VANCOUVER, B.C. V6C 3H1
Telephone: (604) 687-5700

090201

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

Filed in the office of	Document Number
[signature]	20100107674-38
Ross Miller	Filing Date and Time
Secretary of State	02/22/2010 8:00 AM
State of Nevada	Entity Number E0574982007-0

USE BLACK INK ONLY - DO NOT HIGHLIGHT **ABOVE SPACE IS FOR OFFICE USE ONLY**

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Sungro Minerals, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

ARTICLE 3 of the Articles of Incorporation is amended by deleting the existing Article 3 in its entirety and inserting the following: The Aggregate number of shares which this Corporation is authorized to issue is (a) Three Hundred Seventy Five million (375,000,000) shares of nonassessable voting common stock, with a par value of $0.001 per share, and (b) One Million (1,000,000) shares of nonassessable voting preferred stock, having a par value of $0.001 per share. Such shares may be issued in one or more series, and with such dividend rates and rights, liquidation preferences, voting rights, conversion rights, rights and terms of redemption and other rights, preferences, and privileges as the Corporation's board of directors determine. The capital stock of this Corporation, both common and preferred, shall be issued as fully paid. The private property of the shareholders shall not be liable for the debts, obligations or liabilities of this Corporation.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 51.44%

4. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

090201

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
	20110807001-60
	Filing Date and Time
Ross Miller	**11/14/2011 9:45 AM**
Secretary of State	Entity Number
State of Nevada	**E0574982007-0**

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT **ABOVE SPACE IS FOR OFFICE USE ONLY**

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Sungro Minerals, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 3 of the Articles of Incorporation is amended by deleting the existing Article 3 in its entirety and inserting the following: The aggregate number of shares which this Corporation is authorized to issue is (a) Seven Hundred Fifty million (750,000,000) shares of non assessable voting common stock, with a par value of $0.001 per shares, and (b) One Million (1,000,000) shares of non assessable voting preferred stock, having a par value of $0.001 per share. Such shares may be issued in one or more series, and with such dividend rates and rights, liquidation preferences, voting rights, conversion rights, rights and terms of redemption and other rights, preferences, and privileges as the Corporation's Board of Directors determine. The capital stock of this Corporation, both common and preferred, shall be issued as fully paid. The private property of the shareholders shall not be liable for the debts, obligations or liabilities of this Corporation.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 54.61%

4. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

090201

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
Ross Miller Secretary of State State of Nevada	20120173561-08
	Filing Date and Time: 03/12/2012 1:00 PM
	Entity Number: E0574982007-0

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Sungro Minerals, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 3 of the Articles of Incorporation is amended by deleting the existing Article 3 in its entirety and inserting the following: The aggregate number of shares which this Corporation is authorized to issue is (a) Two Billion Five Hundred Million (2,500,000,000) shares of non assessable voting common stock, with a par value of $0.001 per shares, and (b) One Million (1,000,000) shares of non assessable voting preferred stock, having a par value of $0.001 per share. Such shares may be issued in one or more series, and with such dividend rates and rights, liquidation preferences, voting rights, conversion rights, rights and terms of redemption and other rights, preferences, and privileges as the Corporation's Board of Directors determine. The capital stock of this Corporation, both common and preferred, shall be issued as fully paid. The private property of the shareholders shall not be liable for the debts, obligations or liabilities of this Corporation.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 51.18%

4. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

090201

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
Ross Miller Secretary of State State of Nevada	20130192495-16
	Filing Date and Time 03/22/2013 10:30 AM
	Entity Number E0574982007-0

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Sungro Minerals, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 1 - Name

The name of the corporation is changed to: American Mineral Group, Inc.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 51.21%

4. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X Erwin Vahlsing Jr. Digitally signed by Erwin Vahlsing Jr. DN: cn=Erwin Vahlsing Jr., o=Sungro Minerals, Inc., ou=Finance, email=evahlsing@sungrominerals.com, c=US Date: 2013.03.22 13:24:50 -04'00'

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

SECRETARY OF STATE

STATE OF NEVADA

NEVADA STATE BUSINESS LICENSE

AMERICAN MINERAL GROUP, INC.
Nevada Business Identification # NV20071108262

Expiration Date: August 31, 2013

In accordance with Title 7 of Nevada Revised Statutes, pursuant to proper application duly filed and payment of appropriate prescribed fees, the above named is hereby granted a Nevada State Business License for business activities conducted within the State of Nevada.

This license shall be considered valid until the expiration date listed above unless suspended or revoked in accordance with Title 7 of Nevada Revised Statutes.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on March 22, 2013

ROSS MILLER
Secretary of State

This document is not transferable and is not issued in lieu of any locally-required business license, permit or registration.

Please Post in a Conspicuous Location

You may verify this Nevada State Business License online at www.nvsos.gov under the Nevada Business Search.

090204

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
Barbara K. Cegavske	20150009378-65
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time 01/08/2015 2:15 PM
	Entity Number E0574982007-0

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

American Mineral Group, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 1 - Name

The name of the corporation is changed to: CaerVision Global, Inc.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 68.63%

4. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X Erwin Vahlsing, Jr.

Digitally signed by Erwin Vahlsing, Jr.
DN: cn=Erwin Vahlsing, Jr., o=American Mineral Group, Inc., ou=Finance, email=evahlsing@americanmineralgroup.com, c=US
Date: 2015.01.08 16:07:01 -05'00'

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

SECRETARY OF STATE

STATE OF NEVADA

NEVADA STATE BUSINESS LICENSE

CAERVISION GLOBAL, INC.

Nevada Business Identification # NV20071108262

Expiration Date: August 31, 2015

In accordance with Title 7 of Nevada Revised Statutes, pursuant to proper application duly filed and payment of appropriate prescribed fees, the above named is hereby granted a Nevada State Business License for business activities conducted within the State of Nevada.

Valid until the expiration date listed unless suspended, revoked or cancelled in accordance with the provisions in Nevada Revised Statutes. License is not transferable and is not in lieu of any local business license, permit or registration.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on January 9, 2015

Barbara K. Cegavske

BARBARA K. CEGAVSKE
Secretary of State

You may verify this license at www.nvsos.gov under the Nevada Business Search.

License must be cancelled on or before its expiration date if business activity ceases. Failure to do so will result in late fees or penalties which by law cannot be waived.

090103

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20150270996-71
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time 06/15/2015 12:30 PM
	Entity Number E0574982007-0

Certificate of Amendment

(PURSUANT TO NRS 78.380)

USE BLACK INK ONLY - DO NOT HIGHLIGHT — ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

1. Name of corporation:

CaerVision Global, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Effective immediately the following individuals have resigned:
Erwin Vahlsing Jr.
Thomas J Craft Jr.
Frederick J. Puccillo Jr.
William Sanchez assumes all positions
The name of the new company is Telco Cuba Inc. and the current address is 20533 Biscayne Blvd. Aventura, FL. 33180

3. The undersigned declare that they constitute **at least two-thirds** of the following:

(check only one box) ☐ incorporators ☒ board of directors

4. Effective date and time of filing: (optional) Date: 6/15/2015 Time: 1:28PM
(must not be later than 90 days after the certificate is filed)

5. The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued.

6. Signatures: (If more than two signatures, attach an 8 1/2" x 11" plain sheet with the additional signatures.)

X [signature] — Authorized Signature

X ____________ — Authorized Signature

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

SECRETARY OF STATE

STATE OF NEVADA

NEVADA STATE BUSINESS LICENSE

TELCO CUBA INC.

Nevada Business Identification # NV20071108262

Expiration Date: August 31, 2015

In accordance with Title 7 of Nevada Revised Statutes, pursuant to proper application duly filed and payment of appropriate prescribed fees, the above named is hereby granted a Nevada State Business License for business activities conducted within the State of Nevada.

Valid until the expiration date listed unless suspended, revoked or cancelled in accordance with the provisions in Nevada Revised Statutes. License is not transferable and is not in lieu of any local business license, permit or registration.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on June 16, 2015

Barbara K. Cegavske

BARBARA K. CEGAVSKE
Secretary of State

You may verify this license at www.nvsos.gov under the Nevada Business Search.

License must be cancelled on or before its expiration date if business activity ceases. Failure to do so will result in late fees or penalties which by law cannot be waived.

090204

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
Barbara K. Cegavske	20160098165-88
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time: 02/29/2016 10:09 AM
	Entity Number: E0574982007-0

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Telco Cuba, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 3, Section 1. Authorized Shares. The total number of shares of that the Corporation shall have authority to issue is nine hundred seventy five million shares (975,000,000) of which nine hundred seventy four million (974,000,000) shall be shares of Common Stock, par value $0.001 per share, and One Million (1,000,000) shall be shares of Preferred Stock, par value $0.001 per share with One Hundred Thousand (100,000) of such shares being designated as Series A Preferred Stock, One Hundred Thousand (100,000) of such shares being designated as Series B Preferred Stock, and One Hundred Thousand (100,000) of such shares being designated as Series C Preferred Stock.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 90%

4. Effective date and time of filing: (optional) Date: ________ Time: ________

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

090204

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
Barbara K. Cegavske	**20160529973-14**
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time **11/30/2016 9:11 AM**
	Entity Number **E0574982007-0**

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT **ABOVE SPACE IS FOR OFFICE USE ONLY**

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Telco Cuba, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 3 of the articles of incorporation is amended by deleting the existing article 3 in its entirety and inserting the following: "the aggregate number of shares which this corporation is authorized to issue is a.One billion nine hundred ninety nine million (1,999,000,000) shares of non-assessable voting common stock, with a par value of $0.001 per share, and b. One million (1,000,000) shares of non-assessable voting preferred stock, having a par value of $0.001 per share. such shares may be issued in one or more series and with such dividend rates and rights, liquidation preferences, voting rights, conversion rights, rights and terms of redemption and other rights, preferences, and privileges as the corporation;s board of directors shall determine. The capital stock of this corporation, both common and preferred, shall be issued as fully paid.The private property of the shareholders shall not be liable for the debts, obligations or liabilities of this corporation. Article 4 of the articles of incorporation is amended by deleting the existing article 4 in its

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 86%

4. Effective date and time of filing: (optional) Date: 11/1/2016 Time: 12:00 PM

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Entirety and inserting the following: "

BOARD OF DIRECTORS

The governing board of this corporation shall be known as directors, and the number of directors may from time to time be increased, or decreased in such a manner as shall be provided by the bylaws of this corporation, providing that the number of directors shall not be reduced to less than one (1).

The name and post office address of the board of directors shall be listed as follows:

Board of Directors
c/o Telco Cuba, Inc.

20533 Biscayne Blvd
#41311
Aventura, FL 33180
United States of America"

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

090204

Filed in the office of	Document Number
Barbara K. Cegavske Secretary of State State of Nevada	20170447655-41
	Filing Date and Time 10/23/2017 2:00 PM
	Entity Number E0574982007-0

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Telco Cuba, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 1 is amended by deleting the existing article 1 in its entirety and inserting the following:"The name of the corporation is changed to: Amgentech Holdings, Inc."
Article 3 is amended by deleting the existing article 3 in its entirety and inserting the following:"The aggregate number of shares which this corporation is authorized to issue is a.Seven billion nine hundred ninety nine million(7,999,000,000)shares of non-assessable voting common stock, with a par value of $0.001 per share, and b.One million(1,000,000)shares of non-assessable voting preferred stock,having a par value of $0.001 per share.Such shares may be issued in one or more series and with such dividend rates and rights, liquidation preferences, NOTE: AMENDMENTS CONTINUED ON ATTACHED SHEET

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 84%

4. Effective date and time of filing: (optional) Date: 10/4/2017 Time: 12:00 PM

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Article 1 is amended by deleting the existing article 1 in its entirety and inserting the following:"The name of the corporation is changed to: Amgentech Holdings, Inc."
Article 3 is amended by deleting the existing article 3 in its entirety and inserting the following:"The aggregate number of shares which this corporation is authorized to issue is a.Seven billion nine hundred ninety nine million(7,999,000,000)shares of non-assessable voting common stock, with a par value of $0.001 per share, and b.One million(1,000,000)shares of non-assessable voting preferred stock,having a par value of $0.001 per share.Such shares may be issued in one or more series and with such dividend rates and rights, liquidation preferences,voting rights,conversion rights,rights and terms of redemption and other rights,preferences,and privileges as the corporation's board of directors shall determine.The capital stock of this corporation,both common and preferred,shall be issued as fully paid.The private property of the shareholders shall not be liable for the debts,obligations or liabilities of this corporation."

SECRETARY OF STATE

STATE OF NEVADA

NEVADA STATE BUSINESS LICENSE

AMGENTECH HOLDINGS, INC.

Nevada Business Identification # NV20071108262

Expiration Date: August 31, 2018

In accordance with Title 7 of Nevada Revised Statutes, pursuant to proper application duly filed and payment of appropriate prescribed fees, the above named is hereby granted a Nevada State Business License for business activities conducted within the State of Nevada.

Valid until the expiration date listed unless suspended, revoked or cancelled in accordance with the provisions in Nevada Revised Statutes. License is not transferable and is not in lieu of any local business license, permit or registration.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on October 24, 2017

Barbara K. Cegavske
Secretary of State

You may verify this license at www.nvsos.gov under the Nevada Business Search.

License must be cancelled on or before its expiration date if business activity ceases. Failure to do so will result in late fees or penalties which by law cannot be waived.

090201

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
Barbara K. Cegavske Secretary of State State of Nevada	**20180115633-70**
	Filing Date and Time **03/13/2018 11:13 AM**
	Entity Number **E0574982007-0**

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Amgentech Holdings, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 1 is amended by deleting the existing article 1 in its entirety and inserting the following: "The name of the corporation is: Telco Cuba, Inc."

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 68%

4. Effective date and time of filing: (optional) Date: 03/13/2018 Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

SECRETARY OF STATE

STATE OF NEVADA

NEVADA STATE BUSINESS LICENSE

TELCO CUBA, INC.

Nevada Business Identification # NV20071108262

Expiration Date: August 31, 2018

In accordance with Title 7 of Nevada Revised Statutes, pursuant to proper application duly filed and payment of appropriate prescribed fees, the above named is hereby granted a Nevada State Business License for business activities conducted within the State of Nevada.

Valid until the expiration date listed unless suspended, revoked or cancelled in accordance with the provisions in Nevada Revised Statutes. License is not transferable and is not in lieu of any local business license, permit or registration.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on March 19, 2018

Barbara K. Cegavske
Secretary of State

You may verify this license at www.nvsos.gov under the Nevada Business Search.

License must be cancelled on or before its expiration date if business activity ceases. Failure to do so will result in late fees or penalties which by law cannot be waived.

Filed in the Office of	Business Number E0574982007-0
Barbara K. Cegavske	Filing Number 20211533045
Secretary of State State Of Nevada	Filed On 06/14/2021 06:32:07 AM
	Number of Pages 4

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Telco Cuba, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

the first article of the Certificate of Incorporation of the Corporation be amended by deleting the existing Article 1 "Name" in its entirety and inserting the following:

"ARTICLE 1
NAME

The name of the corporation is: Solidus Communications, Inc."; and

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 90.3%

4. Effective date and time of filing: (optional) Date: 6/14/2021 Time: 9:09 AM

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)